Supplement dated February 13, 1998 to Prospectus, as supplemented to date, of

                    THE SIERRA VARIABLE TRUST (the "Trust")
                              (dated May 1, 1997)

The Prospectus referred to above is amended and supplemented as follows:

     The Trust's Board of Trustees has approved the termination of the sub-advisory agreement with respect to the Emerging Growth Fund. Accordingly, it is expected that on or about March 23, 1998, Composite Research & Management Co. ("Composite") will begin managing the portfolio of the Emerging Growth Fund without a sub-advisor.



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                           The Sierra Variable Trust
                         9301 Corbin Avenue, Suite 333
                          Northridge, California 91324